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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 29, 2005

RECOV Energy Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24189	65-0488983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3163 Kennedy Boulevard, Jersey City, New Jersey	07306
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 217-4137

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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ITEM 4.02

Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

(a)  (1) On July 29, 2005, the Company determined that its March 31, 2005 financial statements needed to be restated.

       (2) This determination was made based on discussions held with its independent registered auditor and a notification by such auditor on July 29, 2005, that the Company’s March 31, 2005 financial statements should no longer be relied upon.  Previously on July 25, 2005, the Company received a letter from a third party accounting firm, who had informally reviewed the Company’s 2005 Form 10-KSB filing in connection with their client's then negotiation of a potential merger with the Company.  This letter had asked certain operational questions of the Company and also raised certain accounting and reporting issues relating to the Company’s 10-KSB filing.  The Company’s auditor determined that certain of the accounting and reporting matters required correction and the Company concurred with that determination.

             While the Company was in the process of preparing the necessary corrections, the Company received a letter of comments from the Staff of the U.S. Securities and Exchange Commission raising certain issues and questions with respect to the Company’s 2005 10-KSB filing, some of which overlapped with those which the Company had been in the process of correcting.

             The issues involved are limited to a few areas, the most significant of which relate to (i) the Company’s recording a gain from the de-recognition of certain liabilities of certain previously consolidated subsidiaries, which subsidiaries had later been administratively dissolved pursuant to state law; (ii) the non-recognition of certain impairments on certain of the Company’s intangible assets; and (iii) the non-recognition of a beneficial conversion feature on the Company’s common stock when the strike price on certain of the Company’s outstanding convertible debt was reduced.

             The Company will be reversing the gain from the statement of operations, recognizing an impairment loss on the intangibles, and recognizing the beneficial conversion feature, which will have the effect of increasing interest expense.

              All of the above issues relate to the year ended March 31, 2005.

        (3) The Company’s President/CEO, who is also its Chief Financial and Principal Accounting Officer, discussed these matters with the Company’s auditor.

(b)  (1)/(2) As discussed in (a) (2) above, on July 29, 2005 the Company’s auditor advised the Company that its March 31, 2005 financial statements should no longer be relied upon.

        (3) The extent of the restatement was to be essentially as discussed above, together with appropriate related footnote disclosure and certain other minor matters as raised by the SEC Staff.

        (4) The Company’s President/CEO, who is also its Chief Financial and Principal Accounting Officer, discussed these matters with the Company’s auditor.

(c)   (1) The Company has provided its auditor with a copy of the disclosures it is making in response to this Item 4.02.

        (2) The Company has requested that its auditor furnish it with a letter, addressed to the Commission, stating whether the auditor agrees with the statements made by the Company in response to this Item 4.02, and if not, to state the respects in which it does not agree.

        (3) Such letter, which states the auditor’s agreement with the Company’s responses to this Item 4.02, is filed as an Exhibit to this filing on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit 7 - Auditor's remarks

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

RECOV Energy Corp.

(Registrant)

By:  /s/ Richard Verdiramo

_______________________________

Richard Verdiramo

President & CEO

Dated: August 26, 2005

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